Exhibit 10.1

BANK OF AMERICA, N.A.


TO:            Banc of America Mortgage 2006-3 Trust
               C/o Wells Fargo Bank, N.A., as Trustee

               Wells Fargo Bank, N.A. as Trustee on behalf of Banc of America Mortgage 2006-3 Trust
               9062 Old Annapolis Road
               Columbia, MD 21046

ATTN:          Chris Regnier
TEL:           410-884-2000
FAX:           410-715-2380


CC:            Eric Daouphars
               9 West 57th Street
               New York, NY 10019
               212-583-8199

FROM:          Bank of America, National Association
               233 South Wacker Drive, 28th Floor
               Chicago, Illinois 60606
               Attention: Suzanne Buchta


DATE:          26th September 2006


Our Reference Numbers:       4807871 4807870
Internal Tracking Numbers:   13262560  13262563


Dear Sir/Madam,

        The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Mortgage 2006-3 Trust and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of America, N.A., and "Party B" means Banc of America Mortgage 2006-3 Trust.

        The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated 28th September, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc., Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        Subject to Section 14 of this Agreement, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

        (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

        (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                    For each Calculation Period, the Notional
                                    Amount shall equal the lesser of:


                                    (i)    the Scheduled Notional Amount for
                                           such Calculation Period as detailed
                                           in the Schedule of Notional Amounts
                                           attached hereto

                                    (ii)   the Class Certificate Balance of the
                                           Class 1-A-1 Certificates prior to
                                           distributions on the Distribution
                                           Date (as defined in the Pooling and
                                           Servicing Agreement) related to the
                                           Calculation Period. The Trustee shall
                                           make available each month via its
                                           website a statement containing the
                                           Class Certificate Balance of the
                                           Class 1-A-1 Certificates for such
                                           Calculation Period. The Trustee's
                                           internet website shall initially be
                                           located at www.ctslink.com and
                                           assistance in using the website can
                                           be obtained by calling the Trustee's
                                           investor relations desk at (301)
                                           815-6600.


Trade Date:                         15th September 2006

Effective Date:                     25th September 2006

Termination Date:                   25th January 2018

Fixed Amounts:

Fixed Rate Payer:                   Party B

Fixed Rate Payer
Payment Dates:                      29th September 2006, subject to adjustment
                                    in accordance with the Following Business
                                    Day Convention.

Fixed Amount:                       USD [          ]

Floating Amounts:

Floating Rate Payer:                Party A

Cap Rate I:                         5.65000 per cent

Cap Rate II:                        8.90000 per cent

Floating Rate Payer Payment

Dates: Early Payments shall be applicable - 2 Business Day prior to each Floating Rate Payer Period End Date

Floating Rate Payer
Period End Dates:                   The 25th of each Month, commencing on 25th
                                    October 2006 and ending on the Termination
                                    Date. No Adjustment.


Floating Amount:                    The product of (a) the Notional Amount (b)
                                    the Floating Rate Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

                                    If USD-LIBOR-BBA is greater than the Cap
                                    Rate I for the applicable Calculation
                                    Period, then Settlement Spread =
                                    (USD-LIBOR-BBA - applicable Cap Rate I)
                                    provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                                    If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                 To be determined

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                1 month

Spread:                             None

Floating Rate Day
Count Fraction:                     30/360

Reset Dates:                        First day of each Calculation Period.

Business Days:                      New York

Calculation Agent:                  Party A



3.      Form Master Agreement.


        (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

        (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

        (e) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

        (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (g) The phrase "Termination Currency" means United States Dollars.

        (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4.      Recording of Conversations.

        Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.      Credit Support Document.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

6.      Credit Support Provider.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

7.      Account Details.

        Account for payments to Party A:

                    USD
            NAME:   BANK OF AMERICA NA
            CITY:   NEW YORK
            ABA #:  026009593
            ATTN:   BOFAUS3N
            NAME:   BANK OF AMERICA NA
            CITY:   CHARLOTTE
            ACCT:   6550219386
            ATTN:   RATE DERIVATIVE SETTLEMENTS
            ATTN:   BOFAUS6SGDS

        Account for payments to Party B:

           NAME:    Wells Fargo Bank, N.A.
           CITY:    San Francisco, CA
           ABA #:   121-000-248
           ACCT:    3970771416
           FOR CREDIT TO: SAS CLEARING
           FFC:     BOAMS 2006-3 Reserve Fund #50946501

8.      Offices.

        The Office of Party A for this
         Transaction is:                      Charlotte, North Carolina
                                              Please send notices to
                                              fax no. (+1) 866 218 8487

        The Office of Party B for this
          Transaction is:                     Wells Fargo Bank, N.A. as Trustee
                                              on behalf of Banc of America
                                              Mortgage 2006-3 Trust
                                              9062 Old Annapolis Road
                                              Columbia, MD 21045
                                              Attn: Corporate Trust Services
                                              BOAMS 2006-3

9.      Additional Provisions.

        (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Y as the Burdened Party.

        (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefore. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A- and A-1 by Standard & Poor's Ratings Service ("S&P") and at least Aa3 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least A- and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.


10.     Additional Termination Event.

        It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such Additional Termination Event, Party B shall be the sole Affected Party.

11.     Waiver of Right to Trial by Jury.


        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.     Eligible Contract Participant.

        Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.     Notice by Facsimile Transmission.

        Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.     Representations.

        Wells Fargo Bank, N.A., acting on behalf of Party B, as trustee, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder); (c) the Transaction and the performance of its obligations hereunder (and under the Form Master Agreement) do not violate any material obligation of such Party; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15.     Multibranch Party.

        For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.


16.     Other Provisions.

        (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

        (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

        (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

        (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

        (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as personal representations, undertakings and agreements of the Trustee but is made and intended solely for the purpose of binding only Banc of America Mortgage 2006-3 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America Mortgage 2006-3 Trust under this Confirmation. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

        (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

        (h) With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 of the Form Master Agreement will not be applicable as an Event of Default.

        (i) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments under the Form Master Agreement will be made without setoff.

        (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

        (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

        (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17. Compliance with Regulation AB. In connection with the Pooling and Servicing Agreement, the Sponsor has advised Party B that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

        (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

        (b) Party A has been advised that Party B (and/or certain affiliates of Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing Agreement). Party A has been advised by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed at this time in accordance with Item 1115 of Regulation AB.

         (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the "Response Period"), so long as the Sponsor has advised Party B in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB Information within the Response Period, then, subject to the Rating Agency Condition, Party A shall use reasonable efforts to cause a Reg AB Approved Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period.

        (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Thresholds (as defined below). If Party B requests (in writing) the Reg AB Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB Information) provide Party A with a written explanation of how the significance percentage was calculated.

        (e) "Approved Rating Thresholds" means a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.



By:      /s/ Luis Casas
      -------------------------------------
      Name:  Luis Casas
      Title: Vice President

Confirmed as of the date above:

Banc of America Mortgage 2006-3 Trust

By: Wells Fargo Bank, N.A. not in its individual capacity, but solely as Trustee on behalf of Banc of America Mortgage 2006-3 Trust



By:      /s/ Darron C. Woodus
      -------------------------------------
      Name:  Darron C. Woodus
      Title: Assistant Vice President

                     SCHEDULE A
       Our Reference Numbers: 4807871 4807870

 Notional Amount (USD)     Start Date     End Date
     50,794,000.00          09/25/06      10/25/06
     50,650,489.00          10/25/06      11/25/06
     50,458,844.00          11/25/06      12/25/06
     50,219,162.00          12/25/06      01/25/07
     49,931,642.00          01/25/07      02/25/07
     49,596,589.00          02/25/07      03/25/07
     49,214,411.00          03/25/07      04/25/07
     48,785,622.00          04/25/07      05/25/07
     48,310,838.00          05/25/07      06/25/07
     47,790,781.00          06/25/07      07/25/07
     47,226,275.00          07/25/07      08/25/07
     46,618,243.00          08/25/07      09/25/07
     45,967,710.00          09/25/07      10/25/07
     45,275,800.00          10/25/07      11/25/07
     44,543,730.00          11/25/07      12/25/07
     43,772,811.00          12/25/07      01/25/08
     42,964,447.00          01/25/08      02/25/08
     42,120,128.00          02/25/08      03/25/08
     41,241,427.00          03/25/08      04/25/08
     40,330,000.00          04/25/08      05/25/08
     39,387,580.00          05/25/08      06/25/08
     38,415,971.00          06/25/08      07/25/08
     37,417,048.00          07/25/08      08/25/08
     36,392,748.00          08/25/08      09/25/08
     35,345,069.00          09/25/08      10/25/08
     34,276,062.00          10/25/08      11/25/08
     33,187,829.00          11/25/08      12/25/08
     32,082,583.00          12/25/08      01/25/09
     30,970,266.00          01/25/09      02/25/09
     29,877,902.00          02/25/09      03/25/09
     28,814,702.00          03/25/09      04/25/09
     27,780,354.00          04/25/09      05/25/09
     26,774,304.00          05/25/09      06/25/09
     25,796,008.00          06/25/09      07/25/09
     24,844,928.00          07/25/09      08/25/09
     23,920,541.00          08/25/09      09/25/09
     23,022,328.00          09/25/09      10/25/09
     22,149,783.00          10/25/09      11/25/09
     21,302,406.00          11/25/09      12/25/09
     20,479,707.00          12/25/09      01/25/10
     19,681,206.00          01/25/10      02/25/10
     18,906,428.00          02/25/10      03/25/10
     18,154,909.00          03/25/10      04/25/10
     17,426,193.00          04/25/10      05/25/10
     16,719,830.00          05/25/10      06/25/10
     16,035,381.00          06/25/10      07/25/10
     15,372,412.00          07/25/10      08/25/10
     14,730,497.00          08/25/10      09/25/10
     14,109,220.00          09/25/10      10/25/10
     13,508,170.00          10/25/10      11/25/10
     12,926,944.00          11/25/10      12/25/10
     12,365,144.00          12/25/10      01/25/11
     11,822,384.00          01/25/11      02/25/11
     11,298,279.00          02/25/11      03/25/11
     10,792,455.00          03/25/11      04/25/11
     10,304,544.00          04/25/11      05/25/11
      9,834,182.00          05/25/11      06/25/11
      9,381,014.00          06/25/11      07/25/11
      8,944,691.00          07/25/11      08/25/11
      8,524,869.00          08/25/11      09/25/11
      8,121,211.00          09/25/11      10/25/11
      7,798,590.00          10/25/11      11/25/11
      7,490,962.00          11/25/11      12/25/11
      7,198,010.00          12/25/11      01/25/12
      6,919,424.00          01/25/12      02/25/12
      6,654,897.00          02/25/12      03/25/12
      6,404,129.00          03/25/12      04/25/12
      6,166,825.00          04/25/12      05/25/12
      5,942,697.00          05/25/12      06/25/12
      5,731,459.00          06/25/12      07/25/12
      5,532,833.00          07/25/12      08/25/12
      5,346,545.00          08/25/12      09/25/12
      5,172,325.00          09/25/12      10/25/12
      5,029,717.00          10/25/12      11/25/12
      4,898,295.00          11/25/12      12/25/12
      4,777,807.00          12/25/12      01/25/13
      4,668,007.00          01/25/13      02/25/13
      4,568,653.00          02/25/13      03/25/13
      4,479,507.00          03/25/13      04/25/13
      4,400,336.00          04/25/13      05/25/13
      4,330,910.00          05/25/13      06/25/13
      4,271,006.00          06/25/13      07/25/13
      4,220,403.00          07/25/13      08/25/13
      4,178,883.00          08/25/13      09/25/13
      4,146,235.00          09/25/13      10/25/13
      4,108,873.00          10/25/13      11/25/13
      4,070,972.00          11/25/13      12/25/13
      4,032,566.00          12/25/13      01/25/14
      3,993,686.00          01/25/14      02/25/14
      3,954,361.00          02/25/14      03/25/14
      3,914,621.00          03/25/14      04/25/14
      3,874,496.00          04/25/14      05/25/14
      3,834,011.00          05/25/14      06/25/14
      3,793,195.00          06/25/14      07/25/14
      3,752,073.00          07/25/14      08/25/14
      3,710,670.00          08/25/14      09/25/14
      3,669,011.00          09/25/14      10/25/14
      3,623,590.00          10/25/14      11/25/14
      3,578,177.00          11/25/14      12/25/14
      3,532,787.00          12/25/14      01/25/15
      3,487,434.00          01/25/15      02/25/15
      3,442,134.00          02/25/15      03/25/15
      3,396,898.00          03/25/15      04/25/15
      3,351,742.00          04/25/15      05/25/15
      3,306,676.00          05/25/15      06/25/15
      3,261,714.00          06/25/15      07/25/15
      3,216,867.00          07/25/15      08/25/15
      3,172,147.00          08/25/15      09/25/15
      3,127,563.00          09/25/15      10/25/15
      3,080,917.00          10/25/15      11/25/15
      3,034,638.00          11/25/15      12/25/15
      2,988,728.00          12/25/15      01/25/16
      2,943,185.00          01/25/16      02/25/16
      2,898,012.00          02/25/16      03/25/16
      2,853,209.00          03/25/16      04/25/16
      2,808,775.00          04/25/16      05/25/16
      2,764,711.00          05/25/16      06/25/16
      2,721,017.00          06/25/16      07/25/16
      2,677,571.00          07/25/16      08/25/16
      2,633,472.00          08/25/16      09/25/16
      2,589,690.00          09/25/16      10/25/16
      2,546,298.00          10/25/16      11/25/16
      2,503,294.00          11/25/16      12/25/16
      2,460,678.00          12/25/16      01/25/17
      2,418,450.00          01/25/17      02/25/17
      2,376,607.00          02/25/17      03/25/17
      2,335,150.00          03/25/17      04/25/17
      2,294,076.00          04/25/17      05/25/17
      2,253,384.00          05/25/17      06/25/17
      2,213,074.00          06/25/17      07/25/17
      2,173,142.00          07/25/17      08/25/17
      2,133,589.00          08/25/17      09/25/17
      2,094,413.00          09/25/17      10/25/17
      2,055,611.00          10/25/17      11/25/17
      2,017,181.00          11/25/17      12/25/17
      1,979,123.00          12/25/17      01/25/18